                                                                   EXHIBIT 10.40

                               PURCHASE AGREEMENT

  (SW Pelham Fund, L.P. Offer to Purchase Promissory Note of Aviation Group, Inc., guaranteed by travelbyus.com Ltd., and Series D Warrants of Aviation
                                 Group, Inc.)

A completed and originally executed copy of this Purchase Agreement is being delivered to Aviation Group, Inc. 500 N. Pearl Street, Suite 2170, Dallas, Texas 75201.

--------------------------------------------------------------------------------

Note Issuers:     Aviation Group, Inc.

Guarantor:        travelbyus.com Ltd.

Warrant Issuer:   Aviation Group, Inc.

Issue:          One Unit consisting of (i) a promissory note in the original principal amount of $3,000,000 from Aviation Group, Inc. (the "Note"), and (ii) Series D Warrants to purchase shares of Common Stock of Aviation Group, Inc. at U.S. $2.125 per share (the "Warrants"). The "Unit" consists of the Note and 225,000 Warrants. The obligations of the issuer of the Unit shall be unconditionally guaranteed by travelbyus.com Ltd.

Number of Units:                    1


Total Subscription Price:           U.S. $3,000,000

Name and Address of Purchaser:      SW Pelham Fund, L.P.
                                    242 Trumbull Street
                                    8th Floor
                                    Hartford, Connecticut 06103

                               PURCHASE AGREEMENT

As of May 4, 2000


Aviation Group, Inc.
500 N. Pearl Street
Suite 2170
Dallas, Texas 75201

Dear Sirs/Madame:

Re: Sale of Promissory Note of Aviation Group, Inc., guaranteed by travelbyus.com Ltd., and Warrants of Aviation Group, Inc.

        The undersigned (the "Purchaser") hereby confirms its irrevocable offer (the "Offering") to purchase, subject to the terms and conditions set forth herein, one unit (the "Unit") consisting of (i) a promissory note in the original principal amount of U.S. $3,000,000 from Aviation Group, Inc. (the "Note"), and (ii) 225,000 Series D Warrants to purchase shares of Common Stock at $2.125 per share (the "Warrants") of Aviation Group, Inc., a Texas corporation (the "Corporation"). The obligations of the Corporation under the Note shall be unconditionally guaranteed by travelbyus.com Ltd. ("TBU"). The purchase price is U.S.$3,000,000 for one Unit. The Note and the 225,000 Warrants may not be transferred other than as a Unit unless and until the arrangement of a subsidiary of the Corporation with TBU is consummated substantially on the terms and conditions set forth in the Arrangement Agreement dated May 3, 2000, a copy of which have been provided to the Purchaser (the "Arrangement"), and, after consummation of the Arrangement, the Warrants will be detachable and separately transferable from the Note. Each of the Corporation and TBU acknowledges and agrees that the prospect of the consummation of the Arrangement is a material inducement to the Purchaser and the Purchaser would not purchase the Unit if the Arrangement were not to take place. In consideration of the foregoing, as an inducement for the Purchaser to purchase the Unit hereunder and standing to materially benefit from the Purchaser's purchase of the Unit, TBU has agreed to guaranty the Corporation's obligations pursuant to a guaranty of even date herewith substantially in the form of Exhibit I hereto (the "Guaranty"). Without TBU's delivery of the Guaranty each of the Corporation and TBU acknowledges that the Purchaser would not purchase the Unit hereunder.

1.      Purchase of the Unit

        The Purchaser hereby agrees to purchase the Unit at an aggregate purchase price of U.S.$3,000,000.

2.      Acceptance of Offer to Purchase

        The offer to purchase a Unit on the terms herein set forth is evidenced by the execution of this purchase agreement (this "Agreement") by the Purchaser and is subject to acceptance or rejection by the Corporation and TBU in whole, but not in part. Confirmation of acceptance or rejection of the offer herein contained will be forwarded to the Purchaser by the Corporation promptly after the acceptance or rejection of such offer.

3.      Conditions of Closing

        The sale and delivery of the Unit to the Purchaser is conditional upon:

        (a) such sale being exempt from the registration and qualification requirements under all applicable securities laws and regulations;

        (b) the representations and warranties made by the Corporation and TBU in paragraph 7 hereof being true and correct in all respect at the time of Closing (as defined below);

        (c) the receipt by the Purchaser of evidence of the corporate authorization by the Corporation of the transactions contemplated hereby;

        (d) the execution and delivery by each of the Purchaser and the Corporation of a registration rights agreement in mutually acceptable form embodying those certain registration rights described in the Summary of Terms attached hereto as Schedule A (the "Summary of Terms");

        (e) execution of a counterpart signature page to this Agreement by the Purchaser, the Corporation and execution and delivery by TBU of the Guaranty to the Purchaser;

        (f) payment by the Corporation to the Purchaser of a closing fee in the amount of U.S. $60,000; and

        (g) payment by the Purchaser to the Corporation of the aggregate purchase price of U.S. $3,000,000 and delivery by the Corporation to the Purchaser of a duly and fully executed Note and the Warrants comprising the Unit.

4.      Closing

        Delivery of and payment for the Unit (the "Closing") will be completed at the offices of the Corporation: Aviation Group, Inc., 700 N. Pearl Street, Suite 2170, Dallas, Texas 75201 on such date (the "Closing Date") as may be agreed upon by the Corporation, TBU and the Purchaser, but in any event no later than May 8, 2000, unless otherwise agreed in writing by each of the parties hereto.

        Certificates representing the Warrants and an original Note in the principal amount of U.S. $3,000,000 and a fully executed Guaranty will be available for delivery at Closing upon payment of the aggregate purchase price therefor. It is a condition of Closing that all documents required to be delivered and signed in accordance with this Agreement be received, and all of the conditions set forth in paragraph 3 be satisfied or waived in writing, on or prior to the Closing Date.

5.      Registration Exemptions

        The Purchaser acknowledges and agrees that the sale and delivery of the Unit is conditional upon such sale being exempt from the requirement to file a registration statement or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a registration statement. The Purchaser acknowledges and agrees that the Corporation may be required to provide applicable securities regulatory authorities with a list setting forth the identity of the beneficial purchaser of the Unit and to certify as to the Purchaser's status as an accredited investor as defined in Regulation D.

6.      Representations and Warranties of the Purchaser

        The Purchaser hereby represents, warrants and covenants on its own behalf to the Corporation and TBU (which representations, warranties and covenants shall survive the Closing) that:

                (a) the Purchaser is authorized to consummate the purchase of the Unit;

                (b) the Purchaser understands that the Unit has not been and will not be registered under the U.S. Securities Act of 1933, as amended (the "Securities Act") or any applicable state securities laws, and that the offering contemplated hereby is being made in reliance on an exemption from registration provided by Regulation D under the Securities Act;

                (c) the Purchaser has had access to such information, if any, concerning the Corporation as it has considered necessary in connection with its investment decision to invest in the Unit;

                (d) the Purchaser is a partnership created in or organized under the laws of any state of the United States;

                (e) the Purchaser confirms that it is an "accredited investor" as defined in Rule 501(a) of Regulation D ("Accredited Investor") and the Purchaser will hold the Unit for its own account or for the account of an Accredited Investor as to which it exercises sole investment discretion, and not with a view to any resale, distribution or other disposition of the Unit in violation of the United States securities laws and that the Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Unit and it is able to bear the economic risks of such investment;

                (f) the Purchaser acknowledges that it has not purchased the Unit as a result of any general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act), including advertisement, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

                (g) the Purchaser agrees that if it decides to offer, sell or otherwise transfer the Unit, or the Note or Warrants constituting the Unit, it will not offer, sell or otherwise transfer any of such securities, directly or indirectly, unless:

                        (i)     the sale is to the Corporation;

                        (ii) a purchaser's letter containing representations, warranties and agreements substantially similar to those contained in this Agreement and satisfactory to the Corporation, is executed by the purchaser and delivered to the Corporation prior to the sale;

                        (iii) the sale has been properly registered under the Securities Act and applicable state laws; or

                        (iv) the sale is made pursuant to an exemption from registration under the Securities Act and applicable state laws;

                (h) the Purchaser understands and acknowledges that upon the original issuance of the Unit and until such time as is no longer required under applicable requirements of the Securities Act or applicable state laws, all certificates representing the Warrants, and all certificates issued in exchange therefor or in substitution thereof, shall bear, on the face of such certificates, the following legend (or a substantially similar legend):

                "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR EXEMPTION THREFROM."

                (i) the Purchaser understands and acknowledges that the Note and the Warrants comprising the Unit are not separately transferable from one another unless and until the consummation of the Arrangement and thereafter the Warrants and the Note shall be separately transferable by it, subject to any other restrictions on transfer;

                (j) the Purchaser consents to the Corporation making a notation on its records or giving instructions to any transfer agent of the Note or Warrants in order to implement the restrictions on transfer set forth and described herein; and

                (k) the Purchaser acknowledges that it has been represented by legal counsel and has received and carefully read the Summary of Terms attached hereto and understands and acknowledges that an investment in the Unit is highly speculative and involves a high degree of risk, that no federal or state agency has passed upon the Unit or the Summary of Terms or made any finding or determination as to the fairness of this investment, and that the Purchaser is not entitled to cancel, terminate or revoke this Agreement or any of the powers conferred herein accept as otherwise permitted under applicable law.

7.      Representations and Warranties of the Corporation and TBU

        Each of the Corporation and TBU jointly and severally represents and warrants to the Purchaser as of that date first above listed and the Closing Date as follows:

                (a) Each of the Corporation, TBU and their respective subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation with the requisite corporate power and authority to carry on its business as currently being conducted and to own, lease and operate the properties currently owned, leased and operated by it. Each of the Corporation and TBU has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, and the execution, delivery and performance of this Agreement, the Note, the Warrants and the Guaranty have been duly authorized and approved by each of the Corporation and TBU; provided, that, the issuance of the Warrants is subject to further approval by the stockholders of the Corporation. The authorized and issued share capital of each of the Corporation and TBU is, as of the dates indicated thereon, as set forth in the capitalization charts provided to the Purchaser. Such charts also set forth the authorized and issued shares of each of such party's subsidiaries.

        (b) The Corporation has filed all forms, reports and documents (including prospectuses, offering memoranda and filing statements) with the United States Securities and Exchange Commission (the "SEC") and The Nasdaq Stock Market, Inc. ("Nasdaq") required to be filed by it pursuant to all applicable laws (collectively, the "Corporation Securities Reports"). As of their respective dates, the Corporation Securities Reports complied in all material respects with all applicable laws and regulations and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements (including any related notes) of the Corporation included in the Corporation Securities Reports complied in all material respects with applicable accounting requirements and with all applicable laws, were prepared in conformity with United States generally accepted accounting principles applied on a consistent basis (except as otherwise stated in the financial statements) and present fairly the consolidated financial position, results of operations, shareholders' equity, liabilities (contingent or otherwise) and cash flows, as the case may be, of the Corporation and its consolidated subsidiaries as of the dates and for the periods indicated, subject, in the case of unaudited interim financial statements to: (i) the absence of certain notes thereto; and (ii) normal year-end audit adjustments. Each of the representations and warranties made by the Corporation and AVGP SUB, Inc., its wholly-owned subsidiary, in that certain Agreement and Plan of Merger dated as of March 17, 2000 by and among the Corporation, AVGP SUB, Inc., Global Leisure Travel, Inc. and the other parties identified on Schedules I and II thereto (the "Global Merger Agreement") relating to the Corporation or AVGP SUB, Inc. was accurate and complete in all material respects as of the date thereof and does not contain a misrepresentation (as defined in the Securities Act (Ontario)) as of such date. Each of the representations and warranties made by the Corporation and Aviation Group Canada Ltd., its wholly-owned subsidiary, in that certain Arrangement Agreement dated May 3, 2000 by and among the Corporation, TBU and Aviation Group Canada Ltd. in connection with the Arrangement (the "TBU Arrangement Agreement") relating to the Corporation or Aviation Group Canada Ltd. is accurate and complete in all material respects as of the date thereof and does not contain a misrepresentation (as defined in the Securities Act (Ontario)) as of such date.

        (c) TBU has timely filed all forms, reports and documents (including prospectuses, offering memoranda and filing statements) with The Toronto Stock Exchange and the Ontario Securities Commission and each other applicable Canadian provincial securities regulators required to be filed by it pursuant to all applicable laws (collectively, the "TBU Securities Reports"). As of their respective dates, the TBU Securities Reports complied in all material respects with all applicable laws and regulations and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements (including any related notes) of TBU included in the TBU Securities Reports complied in all material respects with applicable accounting requirements and with all applicable laws, were prepared in conformity with Canadian generally accepted accounting principles applied on a consistent basis (except as otherwise stated in the financial statements) and present fairly the consolidated financial position, results of operations, shareholders' equity, liabilities (contingent or otherwise) and cash flows, as the case may be, of TBU and its consolidated subsidiaries as of the dates and for the periods indicated, subject, in the case of unaudited interim financial statements to: (i) the absence of certain notes thereto; and (ii) normal year-end audit adjustments. Each of the representations and warranties made by TBU in the TBU Arrangement Agreement relating to TBU and its subsidiaries will be accurate and complete in all material respects as of the date thereof and will not contain a misrepresentation (as defined in the Securities Act (Ontario)) as of such date.

        (d) All information, reports and other documents and data with respect to the Corporation, TBU and their respective subsidiaries furnished to the Purchaser were complete and accurate in all material respects at the time they were furnished, and have been appropriately supplemented by further reports and other information to provide the Purchaser with true and accurate knowledge of all the material information which in the reasonable opinion of the Corporation and TBU is required to evaluate the merits and risks of an investment in the Units, the Corporation and TBU. Neither this Agreement nor any other document furnished to the Purchaser in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein and therein not false or misleading.

8.      Covenants of the Corporation and TBU

        (a) Each of the Corporation and TBU will use its best efforts to consummate the Arrangement and will operate the business of the Corporation after the Arrangement generally in accordance with the business plan described in TBU's 1999 Annual Report.

        (b) Each of the Corporation and TBU will use its best efforts to obtain all necessary approvals required to give effect to the transactions contemplated hereby.

        (c) The Corporation will use the net proceeds from the sale of the Unit under this Agreement solely to partially finance one or more of the five acquisitions by TBU or the Corporation described in a certain letter dated as of April 12, 2000 from Bill Kerby, an officer of the Corporation and TBU, to Venita Fields, an officer of the Purchaser, on substantially the terms described in said letter, or for such other purposes as the Purchaser may agree to in writing. The net proceeds will be loaned by the Corporation to TBU, if TBU makes any of the Acquisitions, to the extent necessary to fund such Acquisition. The loan will be on the same terms as set forth in the Note and secured by a pledge and grant of a security interest in the assets, stock, equity interests or other securities acquired by TBU in such business. TBU will execute a note, security agreement and necessary financing statements in mutually agreeable form and substance in consideration for the Corporation's advance of the net proceeds for any Acquisitions.

        (d) Within ten (10) days of the Closing, TBU will provided evidence satisfactory to the Purchaser of the corporate authorization by TBU of the transactions contemplated hereby and by the Guaranty.

        (e) Within ten (10) days after receipt thereof, the Corporation will provided the Purchaser with a true, correct and complete copy of the fairness opinion to be issued CIBC World Markets Corp. in connection with the Arrangement.

9.      Guaranty of Obligations of the Corporation by TBU

        The obligations of the Corporation hereunder and pursuant to the Note are subject to the unconditional guaranty of TBU as provided and set forth in the Guaranty.

10.     Parties Reliance Upon Representations, Warranties and Covenants

        (a) The Purchaser acknowledges and agrees that the representations, warranties, covenants, acknowledgments and agreements made by it herein are made with the intention that they may be relied upon by the Corporation and TBU in determining the Purchaser's eligibility to purchase the Unit under relevant securities laws and regulations. The Purchaser further agrees that by accepting the Unit it shall be representing and warranting that the foregoing representations, warranties, covenants, acknowledgments and agreements apply with the same force and effect as if they had been made by the Purchaser at the time of Closing. The Purchaser hereby undertakes to notify the Corporation and TBU at the address set forth on the cover page of this Agreement immediately of any change in any representation, warranty, covenant or other information relating to it set forth herein which takes place prior to the Closing. The representations, warranties and covenants of the Purchaser contained herein shall survive the Closing of the transactions contemplated hereby and will continue in full force and effect notwithstanding any subsequent disposition by the Purchaser or any such beneficial purchaser of the Units. The Purchaser shall indemnify and hold harmless the Corporation and TBU and their counsel for any loss, costs or damages any of them may suffer as a result of any misrepresentation made by it.

        (b) Each of the Corporation and TBU acknowledges and agrees that the representations, warranties, covenants, acknowledgments and agreements made by it herein and by TBU in the Guaranty are made with the intention that they may be relied upon by the Purchaser. Each of the Corporation and TBU further agrees that by accepting the purchase of the Unit hereunder that it shall be representing and warranting that the foregoing representations, warranties, covenants, acknowledgments and agreements apply with the same force and effect as if they had been made by at the time of Closing and without regard to any investigation made by the Purchaser. Each of the Corporation and TBU hereby undertake to notify the Purchaser at 242 Trumbull Street, 8th Floor, Hartford, Connecticut 06103 of any change in any representation, warranty, covenant or other information relating to such party set forth herein which takes place prior to the Closing. The representations, warranties and covenants of the Corporation and TBU contained herein and in the Guaranty, as applicable, shall survive the Closing of the transactions contemplated hereby and will continue in full force and effect thereafter. Each of the Corporation and TBU shall jointly and severally indemnify and hold harmless the Purchaser, each director, officer, employee, agent and affiliate of the Purchaser and Purchaser's counsel for any loss, costs or damages any of them may suffer as a result of any misrepresentation made by the Corporation or TBU or as a result of the breach of any covenant or warranty made by the Corporation or TBU for the benefit of the Purchaser.

11.     Purchaser Acknowledgments

        The Purchaser hereby acknowledges and agrees (which acknowledgement and agreement shall survive the Closing) on its own behalf that:

        (a) the Purchaser's ability to transfer the Unit may be limited, among other things, by applicable securities laws. The Purchaser hereby further agrees that it will comply with all relevant securities laws concerning any resale of the Unit, or the Note, the Guaranty and Warrants comprising the Unit, and will consult with its own legal advisers with respect to complying with all applicable restrictions and requirements applying to any such resale.

        (b) the Purchaser is responsible for obtaining such legal advice as it considers appropriate in connection with the execution, delivery and performance by it of this Agreement and the transactions contemplated under this Agreement; and

        (c) the Purchaser irrevocably authorizes the Corporation and TBU to produce this Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

12.     Facsimile and Counterpart Subscription

        Each of the parties hereto shall be entitled to rely on delivery by facsimile or an executed copy of this Agreement and acceptance by the Corporation and TBU of that delivery (as evidenced by the signature of each such party on a counterpart signature page hereto delivered to Purchaser or Purchaser's counsel) shall be legally effective to create a valid and binding agreement between the Purchaser, the Corporation and TBU in accordance with the terms of this Agreement. In addition, this Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same document.

13.     Payment of Expenses

        The Corporation agrees to pay all out-of-pocket expenses incurred by the Purchaser (including any fees and disbursements of any special counsel retained by the Purchaser) not to exceed U.S. $30,000 relating to the purchase of the Unit by the Purchaser.

14.     Governing Law

        This Agreement is governed by the laws of the State of Connecticut and the federal laws of the United States applicable therein, without regard to principles of conflicts of law. Each of the parties hereto, in their respective personal capacity, hereby irrevocably submit to the non-exclusive jurisdiction of the federal courts located in the State of Connecticut and each Connecticut State Court with respect to any matters arising out of this Agreement.

15.     Assignment

        The terms and provisions of this Agreement shall be binding upon and ensure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns; Provided that this Agreement shall not be assignable by any party hereto without the prior written consent of the other parties hereto.

16.     Time of the Essence

        Time shall be of the essence hereof.

17.     Currency

        All references herein to monetary amounts are references to lawful money of the United States.

18.     Headings

        The headings contained herein are for convenience only and shall not affect the meaning or interpretation hereof.

19.     Survival

        This Agreement, including, without limitation, the representations, warranties and covenants contained herein, shall survive the Closing and continue in full force and effect and be binding upon each of the parties hereto notwithstanding the completion of the purchase of the Unit by the Purchaser pursuant hereto, the completion of the Offering, any subsequent disposition by the Purchaser of the Unit, the Note or Warrants comprising the Unit, the Guaranty or any investigation made by the Purchaser.

20.     Entire Agreement

        This Agreement (including any schedules and exhibits hereto and the agreements contemplated hereby) constitutes the only agreement between the parties with respect to the subject matter hereof and shall supersede any and all prior negotiations and understandings and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein or therein. This Agreement may only be amended or modified in any respect by written instrument executed by each of the parties hereto.

                                  * * * * *

                If the foregoing is acceptable to the Corporation and TBU, each shall so indicate by executing a counterpart signature page hereto where indicated below and delivering a signed copy thereof to the Purchaser.

                             Yours very truly,


                             SW PELHAM FUND, L.P.

                             By: Pelham Capital Management, LLC,
                                 its General Partner

                             By: Smith Whiley Investment Management, Inc., its
                                 Manager

                             By: /s/    VENITA E. FIELDS
                                 --------------------------------------------
                                 Name:  Venita E. Fields
                                 Title: Managing Director

                Each of the undersigned accepts the foregoing and agrees to be bound by the terms and conditions herein set out and, without limitation, agrees that the Purchaser may rely upon the covenants, acknowledgments, agreements, representations and warranties contained herein.

Accepted and Agreed:


      AVIATION GROUP, INC.

      By:    /s/ RICHARD L. MORGAN
             -------------------------------
      Name:  Richard L. Morgan

      Title: Executive Vice President

      Date:  As of May 4, 2000


      TRAVELBYBUS.COM LTD.

      By:    /s/ BILL KERBY
             -------------------------------
      Name:  Bill Kerby

      Title: CEO

      Date:  As of May 4, 2000

                                  SCHEDULE A

                             AVIATION GROUP, INC.
                              PROMISSORY NOTE AND
                               SERIES D WARRANTS
                                 GUARANTEED BY
                              TRAVELBYUS.COM LTD.
                               SUMMARY OF TERMS

Note Issuer:          Aviation Group, Inc., a Texas corporation (the
                      "Corporation")

Guarantor:            travelbyus.com Ltd., an Ontario corporation ("TBU")

Warrant Issuer:       The Corporation

Purchaser:            SW Pelham Fund, L. P. or its transferees (the "Purchaser")

Securities:           One Unit, consisting of one $3,000,000 promissory note
                      from the Corporation (the "Note") with a detachable warrant to purchase 225,000 shares of Common Stock of the Corporation (a "Warrant"). The Note and Warrants are referred to collectively herein as the "Securities."

Principal Amount:     U.S. $3,000,000

Ownership:            See the Pro Forma Capitalization Schedule attached hereto
                      as Exhibit A.

Use of Proceeds:      To finance a portion of the acquisition price of the five
                      proposed acquisitions by TBU or the Corporation described in the letter dated April 12, 2000 from Bill Kerby to Venita Fields and such other uses as the Purchaser may approve from time to time in writing (the "Acquisitions").

Closing:              As soon as practicable, but no later than May 8, 2000 (the
                      "Closing").

Closing Fee:          2.0% of the committed amount, payable at Closing.

Note:

Interest Payments:    Each holder will be entitled to receive quarterly interest payments at an annual rate equal to 12% of the outstanding principal amount of the Note.

Maturity:             The Note shall be repayable at the option of the holder
                      if: (i) a registration statement on Form S-4 has not been filed with the U.S. Securities and Exchange Commission
                      ("SEC") on or before June 1, 2000, with respect to the proposed arrangement between the Corporation, Aviation
                      Group Canada Ltd., a wholly-owned subsidiary of the Corporation and TBU, on substantially the terms and conditions in the Arrangement Agreement dated May 3, 2000 among such parties, a copy of which has been furnished to counsel to the Purchaser (the "Arrangement"); (ii) the closing of the Arrangement and one or more of the Acquisitions and the approval by the Corporation's shareholders of the issuance of the Warrants in accordance with the rules and regulations of The Nasdaq Stock Market have not all taken place on or before September 30, 2000;
                      or (iii) Bill Kerby ceases to be the Chief Executive
                      Officer of the Corporation and its subsidiaries and actively involved in the management and operation thereof.
                      The Note shall be payable in full on February 28, 2001.

Warrants:

Shares:               225,000 shares of the Corporation's Common Stock.

Exercise price:       $2.125 a share, with cashless exercise permitted in the
                      event that the shares issuable upon the exercise of the Warrants are not registered by September 30, 2000.

Exercise Period:      The Warrants will be exercisable from the date of issuance until the earlier of (i) May 8, 2005, and (ii) the second anniversary of the effective date of the registration statement under the U.S. Securities Act of 1933, as amended (the "Securities Act"), with respect to the resale of the underlying Common Stock, subject to receipt of approval of the Corporation's shareholders to the issuance of the Warrants as required by the rules and regulations of The Nasdaq Stock Market.

Redemption:           None.

Registration:         The Corporation will agree to use its best efforts to
                      cause the underlying shares of Common Stock to be registered for resale by the holders under the Securities
                      Act promptly following the registration of the securities to be issued in connection with the Arrangement, but in no event later than September 30, 2000, and to cause such resale registration statement to remain effective and current until the earlier of the date that (i) all of such underlying shares of Common Stock have been sold pursuant to the registration statement, or (ii) the second anniversary of the effective date of such registration statement.


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Form:                 The Warrants shall be in the form attached hereto as
                      Exhibit B.

Guaranty:             The obligations of the Corporation shall be
                      unconditionally guaranteed by TBU pursuant to a guaranty agreement in form satisfactory to the Purchaser.

Miscellaneous:

Expenses:             The Corporation will pay all out-of pocket expenses
                      incurred by the Purchaser in connection with the purchase of the Securities by the Purchaser, including legal fees and expenses, not to exceed U.S. $30,000.

Closing Conditions:   Funding is conditioned upon the following: (i) receipt and satisfactory review of the arrangement documents between the Corporation and TBU; (ii) review of the materials presented to the Corporation in connection with the fairness opinion of CIBC World Markets Corp.; and (iii) completion of the Purchaser's due diligence investigation.

Registration
Rights: The Purchaser and the Corporation shall enter into an agreement providing for the registration of shares of Common Stock issuable upon exercise of the Warrant Shares upon the following terms:

                                Immediate Registration: The shares issuable upon exercise of the Warrants will be registered promptly following the registration of the securities to be issued in connection with the Arrangement and in any event no later than September 30, 2000, unless the Purchaser agrees in writing to a later date.

                                Piggyback Registration: All registrations of the Issuer subject to the right of the Issuer and its underwriters in good faith to reduce the number of shares proposed to be registered pro-rata among all participating shareholders in view of market conditions.

                      The Corporation shall bear registration expenses (exclusive of underwriting discounts and commissions) of all such registrations (including the expense of a single counsel to the selling shareholders).


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                                    EXHIBIT I

                                FORM OF GUARANTY